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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004



                           THE LACLEDE GROUP, INC.
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           (Exact name of registrant as specified in its charter)


          Missouri                    1-16681               74-2976504
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 (State or other jurisdiction       (Commission            (IRS Employer
         of incorporation)           File Number)           Identification No.)


    720 Olive Street          St. Louis, Missouri                63101
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (314) 342-0500
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                                    NONE
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        (Former name or former address, if changed since last report)




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Item 7.  Exhibits

         Exhibit 99.1 - The Laclede Group, Inc. dividend news release dated
                        July 29, 2004.
         Exhibit 99.2 - The Laclede Group, Inc. earnings news release dated
                        July 29, 2004.

         These exhibits are furnished under Items 9 and 12 below and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall they be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 9.  Regulation FD Disclosure.

         On July 29, 2004, the Company issued the news release furnished as
Exhibit 99.1 relative to the declaration of dividends. The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 12. Results of Operations and Financial Condition.

         On July 29, 2004, the Company issued its earnings news release announcing its results for the quarter ended June 30, 2004. The text of that release is included in Exhibit 99.2 attached to this report. The information contained in this report, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date hereof and regardless of any general incorporation language in such filings.



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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE LACLEDE GROUP, INC.
                                        (Registrant)



                                       By: /s/ Barry C. Cooper
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                                          Barry C. Cooper
                                          Chief Financial Officer


July 29, 2004
(Date)



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                              Index to Exhibits

 Exhibit
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   99.1           The Laclede Group, Inc. dividend news release dated
                  July 29, 2004.

   99.2           The Laclede Group, Inc. earnings news release dated
                  July 29, 2004.